UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 13, 2009
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01  Other Events.
On April 13, 2009, The Goldman Sachs Group, Inc. (Group Inc.) announced that it has commenced a public offering of $5 billion of its common stock for sale to the public. A copy of Group Inc.’s press release containing this announcement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

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Item 9.01  Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is being filed as part of this Report on Form 8-K:
          99.1 Press release of Group Inc. dated April 13, 2009.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: April 13, 2009	By:	/s/ David A. Viniar
		Name:	David A. Viniar
		Title:	Chief Financial Officer

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